Exhibit 10.14

CONFIDENTIAL TREATMENT REQUESTED AS TO PORTIONS OF THIS DOCUMENT, WHICH PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURTIES AND EXCHANGE COMMISSION.

                              TERMINATION AGREEMENT

     THIS TERMINATION AGREEMENT (this "Agreement") is entered into as of February 15, 2002 (the "Effective Date"), by and between OXiGENE Europe AB, a company duly organized and existing under the laws of Sweden and having offices at Blasieholmsgatan 2c, S-111 48 Stockholm, Sweden, for and on behalf of itself and its Affiliates ("OXiGENE"), and Bristol-Myers Squibb Company, a company duly organized and existing under the laws of the State of Delaware and having offices at Route 206 and Province Line Road, Princeton, New Jersey, USA 08543-4000, for and on behalf of itself and its Affiliates ("BMS").

                             PRELIMINARY STATEMENTS

     A. OXiGENE and BMS entered into that certain Research Collaboration and License Agreement, dated as of December 15, 1999 (the "License Agreement").

     B. By a letter dated October 24, 2001, BMS informed OXiGENE that BMS was exercising its right under Section 15.4 of the License Agreement to terminate the License Agreement in its entirety effective April 24, 2002 or any earlier date upon which OXiGENE and BMS may agree.

     C. In accordance with Section 15.5(a) of the License Agreement, OXiGENE and BMS have agreed to terminate the License Agreement upon the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing Preliminary Statements and the mutual promises and covenants set forth herein, OXiGENE and BMS hereby agree as follows:

1. TERMINATION OF LICENSE AGREEMENT.

     1.1 Termination. The parties hereby agree that the License Agreement is terminated as of the Effective Date.

     1.2 Right to Cross-Reference. BMS shall permit OXiGENE to cross-reference BMS' U.S. IND No. [******] in its entirety solely in connection with OXiGENE's development of Licensed Products (or other products that would constitute Licensed Products, but for the expiration of the relevant [*****]year period(s) referred to in clause (i) of Section 3.1(g)) pursuant to Section 3 hereof. Within 10 days after the Effective Date, BMS shall file with the FDA all documents required authorize OXiGENE to cross reference BMS U.S. IND No. [******] in its entirety for such purpose. BMS represents and warrants to OXiGENE that such IND is the only IND, NDA or other regulatory filing made or filed with respect to any Collaboration Compound or Covered Product.

     1.3 Survival.

     (a)       Except      to      the       extent       provided       herein,
[*****************************************]  this Agreement shall not supersede, modify or otherwise affect the provisions of the License Agreement that expressly survive the termination, relinquishment or expiration of the License Agreement, which provisions of the License Agreement shall continue in full force and effect.

     (b) Notwithstanding Section 1.3(a) and the parties' continuing obligations under Section 12 of the License Agreement, OXiGENE shall be permitted to provide Confidential Information of BMS to any third party under appropriate terms and conditions, including confidentiality provisions equivalent to those set forth in the License Agreement, for consulting, manufacturing development, manufacturing, external testing, marketing trials and sublicensing or potential sublicensing, in each case solely with respect to a Collaboration Compound(s) and/or Licensed Product(s); provided, however, that OXiGENE shall encourage any such third party to validate and confirm the accuracy and completeness of any such Confidential Information of BMS that OXiGENE elects to disclose pursuant to this Section 1.3(b); and provided, further, that BMS shall have no liability with respect to OXiGENE or any such third party, either directly or indirectly, in connection with the receipt, use or reliance upon any such Confidential Information of BMS.

     1.4 Representation and Warranty. BMS represents and warrants that, to the best of BMS' knowledge, (i) the Transferred Materials, the technical information and documentation listed on Exhibit B and the Licensed Patents constitute all of the BMS Collaboration Technology and all of the data, reports, records, materials and other intellectual property owned or controlled by BMS) that relates directly and primarily (whether or not exclusively) to Collaboration Compounds and/or Covered Products; and (ii) in the case of the Licensed Patents, constitute all of the pending patent applications that relate directly and primarily (whether or not exclusively) to Collaboration Compounds and/or Covered Products as to which former and/or current BMS employees (in their capacity as employees of BMS) are either the only inventors or co-inventors along with former and/or current employees of OXiGENE. BMS covenants and agrees to transfer or license to OXiGENE, without additional consideration, any additional intellectual property (including patent applications or patents) materials, data, reports or records that are subsequently discovered to relate directly and primarily to Collaboration Compounds or Covered Products. This Section 1.4, however, shall not pertain to the subject matter of Section 2.4, which shall be governed solely by Section 2.4.

     1.5 Definitions. As used in this Section 1, the terms "Collaboration Compound," "Confidential Information," "Covered Product," and "BMS Collaboration Technology" shall have the respective meanings set forth in the License Agreement.

2. TRANSFER OF SUPPLIES.

     2.1 Generally. OXiGENE hereby agrees to receive from BMS, and BMS hereby agrees to transfer to OXiGENE, the quantities of the compounds set forth on the attached Exhibit A ( "Transferred Materials"). OXiGENE shall pay BMS the sum of [**********] (the "Transfer Payment") as a reimbursement of BMS' costs of acquiring the Transferred Materials.

     2.2 Shipment.

     (a) BMS shall package and ship, in accordance with OXiGENE's written instructions, the Transferred Materials. Risk of loss with respect to the Transferred Materials shall shift to OXiGENE upon BMS' deposit thereof with the common carrier selected by OXiGENE. OXiGENE shall bear, and BMS shall invoice OXiGENE for, all costs of any special packaging required or requested by OXiGENE and of such shipment.

     (b) Simultaneously with BMS' shipment of the Transferred Materials, BMS shall transmit to OXiGENE a package of technical information and documentation concerning same, the contents of which are outlined on the attached Exhibit B.

     2.3 Invoicing; Payment. BMS shall be entitled to invoice OXiGENE for the Transfer Payment and permitted costs under Section 2.2(a) after the shipment of the Transferred Materials in accordance with Section 2.2. Payment of any such invoice(s) shall be due within 30 days. OXiGENE shall be liable for all taxes arising from the purchase and sale of the Transferred Materials other than taxes imposed on the gross income of BMS or any of its Affiliates.

     2.4 Future Purchases. BMS may, but shall not be required to, maintain some or all of its current inventory of [********] [*******] that was originally manufactured by Aerojet. OXiGENE acknowledges that the quality of such material has previously been disclosed to OXiGENE by BMS. OXiGENE may, from time to time, request BMS to sell OXiGENE quantities of such material upon terms and conditions that the parties shall agree to. BMS shall not unreasonably deny any such requests by OXiGENE, so long as BMS continues to maintain such inventory. During the [***********] period immediately following the Effective Date, if BMS determines to dispose of such inventory, BMS will give OXiGENE at least 30 days' prior written notice thereof, and OXiGENE shall have the right to acquire any or all of such inventory upon terms and conditions that the parties shall agree to.

     2.5 Representations and Warranties; Disclaimer.

     (a) BMS represents and warrants that it owns the Transferred Materials and any other materials that OXiGENE may purchase pursuant to this Section 2, and that BMS has the right to sell same to OXiGENE and that BMS will furnish to OXiGENE all information in its possession or control concerning the safety and quality of the Transferred Materials and such other materials.

     (b) EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 1.4 AND 2.5(a), BMS EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TRANSFERRED MATERIALS, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE PRACTICE.

3. PATENT LICENSES.

     3.1 Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings unless the context dictates otherwise.

     (a) "Field" shall mean the prevention, diagnosis, control or treatment of any human or animal disease or condition by use of a Licensed Product(s), either as a single agent or in combination with any other therapy.

     (b) "First Commercial Sale" shall mean, with respect to any Licensed Product, the first sale for use or consumption by the general public of such Licensed Product in a country after all required marketing and pricing approvals have been granted, or otherwise permitted, by the governing health authority of such country. "First Commercial Sale" shall not include the sale of any Licensed Product for use in clinical trials or for compassionate use prior to the approval of an NDA; provided, however, that if and to the extent that OXiGENE receives remuneration for any such compassionate use or named patient sales, OXiGENE shall pay royalties thereon in accordance with Section 3.7.

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     (c)  "Licensed   Patents"   shall  mean  the  letters   patent  and  patent
applications  set  forth  on the  attached  Exhibit  C,  as  well as any and all
substitutions,   extensions,  renewals,  continuations,   continuations-in-part,
divisions, patents-of-addition and/or reissues thereof and all foreign and/or PCT counterparts thereto.

     (d)  "Licensed   Product"  shall  mean  any   pharmaceutical   product  the
manufacture, sale or use of which in the jurisdiction in which it is manufactured or sold is covered by a Valid Claim of any Licensed Patent.

     (e) "Major Market" shall mean [*********************************].

     (f) "Net Sales" shall mean, with respect to any Licensed Product, the gross amount invoiced to third parties by OXiGENE, its Affiliates or its sublicensees, as the case may be, for such Licensed Product, commencing with the First Commercial Sale of such Licensed Product, less deductions for:
[************************************************************]    Such   amounts
shall be determined from the books and records of [***********], its Affiliates or its sublicensees, as the case may be, maintained in accordance with the generally accepted accounting principles, consistently applied.

     Notwithstanding the foregoing, in the event a Licensed Product is sold in conjunction with another proprietary active component so as to be a combination product (whether packaged together or in the same therapeutic formulation), Net Sales shall be calculated by multiplying the Net Sales of such combination product by a fraction, the numerator of which shall be the fair market value of the Licensed Product as if sold separately (determined in accordance with generally accepted accounting principles), and the denominator of which shall be the aggregate fair market value of all the proprietary active components of such combination product, including the Licensed Product, as if sold separately. In the event no such separate sales are made by OXiGENE, its Affiliates or its sublicensees, Net Sales of the combination product shall be calculated in a manner to be negotiated and agreed upon by the parties, reasonably and in good faith, prior to any sale of such combination product, which shall be based upon the respective estimated commercial values of the proprietary active components of such combination product.

     Notwithstanding the foregoing, in connection with (X) any sale or other disposition of Licensed Product that is not a bona fide, arms length transaction for money, or (Y) any other use of Licensed Product that does not result in or give rise to sales revenue that is customary in the country in which such use takes place (except as provided in the next paragraph), Net Sales shall be calculated at the relevant open market price in the country in which such sale, disposition or use takes place, or, if such price is not reasonably ascertainable, at a reasonable price, assessed on an arms length basis, for the goods and/or services received in consideration of the sale, disposition or use of Licensed Product.

     OXiGENE's or any of its Affiliate's transfer of Licensed Product to another Affiliate or a sublicensee shall not result in any Net Sales, unless such Licensed Product is consumed by such Affiliate or sublicensee in the course of its commercial activities. In such case, Net Sales shall occur upon such other Affiliate's or sublicensee's sale of such Licensed Product to a third party. Further, the disposition of Licensed Product for, or the use of Licensed Product in, pre-clinical or clinical (Phase I - III) trials or other market-focused (Phase IV or V) trials or free samples shall not result in any Net Sales.

     (g) "Valid Claim" shall mean (i) a pending claim in any patent application that has not been pending for more than five years, or (ii) a claim of any issued letters patent that, in each case, has not been held invalid or unenforceable by final decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and that is not admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

     3.2 Representations and Warranties of BMS; Disclaimer.

     (a) BMS represents and warrants to OXiGENE that, as of the Effective Date:

          (i) With respect to any of the Licensed Patents that BMS does not jointly own with OXiGENE, BMS and/or its Affiliates are the owner of, or have exclusive rights to, all of such Licensed Patents and have the exclusive right to grant the licenses therefor granted under this Section 3;

          (ii) With respect to any of the Licensed Patents that BMS jointly owns with OXiGENE, BMS and/or its Affiliates have the exclusive right to grant the licenses granted under this Section 3 with respect to BMS' interests in such Licensed Patents;

          (iii)All of the Licensed Patents consist of either patent applications that have been filed and are pending and actively being prosecuted as of the Effective Date, or issued letters patent that are in full force and effect and have been maintained through the Effective Date;

          (iv) BMS is not aware of any claim or demand asserted or threatened by a third party which BMS reasonably believes can be enforced by a third party against any Licensed Patents; and

          (v) BMS has not entered into any agreement with any third party which is in conflict with the rights granted to OXiGENE under to this
               Section 3, and the execution and performance of this Agreement by BMS do not and shall not violate any agreement or undertaking to which BMS is a party.

     (b) EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 1.4 AND 3.2(a), BMS EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED PATENTS, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF THIRD PARTY RIGHTS, OR ARISING FROM A COURSE OF DEALING OR USAGE OF TRADE PRACTICE.

     3.3 Grant. BMS hereby grants OXiGENE an exclusive (even as to BMS, subject to Section 3.9(b)), world-wide, royalty-bearing right and license in the Field, with the right to grant sublicenses subject to the terms of this Agreement, under BMS' respective interests in the Licensed Patents, to develop, make, have made, use, sell, offer for sale, have sold, import and export Licensed Products.

     3.4 Sublicensing.

     (a) OXiGENE shall guarantee and be responsible for the making of all payments due, and the making of reports required, under this Agreement by reason of milestones achieved with respect to any Licensed Product and sales of any

Licensed Products by its Affiliates or sublicensees and their diligent discharge of OXiGENE's obligations under, and compliance with all applicable terms of, this Agreement. Each Affiliate or sublicensee of OXiGENE shall agree in writing to keep books and records, and permit BMS to review such books and records, pursuant to the relevant provisions of, and to observe all other applicable terms of, this Agreement. The rights of BMS under this Agreement are preserved in connection with any such sublicensing. OXiGENE shall promptly provide BMS with notice of any sublicense granted hereunder.

     (b) OXiGENE hereby unconditionally guarantees the performance of any of its Affiliates and its sublicensees hereunder. In the event of a breach by an Affiliate or sublicensee of OXiGENE in the observance of applicable terms of this Agreement, BMS shall be entitled to proceed against either such Affiliate or sublicensee or directly against OXiGENE, as BMS may determine in its sole discretion, to enforce this Agreement.

     3.5 License Fees.

     (a) In partial consideration of the rights and licenses granted to OXiGENE under this Section 3 (collectively, the "Licenses"), within [*****] days after the execution of this Agreement OXiGENE shall pay BMS a non-refundable, non-creditable initial license fee in the amount of [**********]. OXiGENE acknowledges that the amount payable under this Section 3.5(a) has been negotiated in a manner such that BMS shall be deemed to have paid all patent prosecution expenses payable by BMS under the License Agreement that have not been paid as of the Effective Date.

     (b) In partial consideration of the Licenses,  within [****] days after the
execution  of  this   Agreement   OXiGENE   shall  pay  BMS  a   non-refundable,
non-creditable additional license fee in the amount of [************].

     3.6  Patent  Prosecution   Milestone   Payments  by  OXiGENE.   In  partial
consideration of the Licenses, OXiGENE shall pay BMS the following milestone payments upon the first occurrence of each event set forth below:

          (i) [********] upon the issuance of the first notice of allowance, in any Major Market, with respect to any claim of U.S. patent application [********] or any substitution, continuation, continuation-in-part, division, patent-of-addition, or foreign counterpart to any of the foregoing that covers the [**********] and/or any pharmaceutical composition thereof; and

          (ii) [*******] upon the issuance of the first letters patent, in any Major Market, with respect to any claim of U.S. patent application [*******] or any substitution, continuation, continuation-in-part, division, patent-of-addition, or foreign counterpart to any of the foregoing that covers the [********] and/or any pharmaceutical composition thereof.

Each of the foregoing payments shall be made within [*****] days after achievement of such milestone. For the avoidance of doubt, after OXiGENE has made any of the foregoing payments with respect to any claim, OXiGENE shall have no further obligation to make such payment with respect to any other claim.

     3.7 Royalties.

     (a) In partial consideration of the Licenses, OXiGENE shall pay BMS a royalty on Net Sales of each Licensed Product, commencing on the First Commercial Sale of each Licensed Product by OXiGENE, its Affiliates or its sublicensees, in an amount equal to [****] percent of the [**********] Net Sales of such Licensed Product by OXiGENE, its Affiliates and its sublicensees during the term of this Agreement.

     (b) The obligation to pay royalties to BMS under this Section 3.7 is imposed only once with respect to the same unit of Licensed Product, regardless of the number of Licensed Patents pertaining thereto.

     3.8 Payment and Reports.

     (a) Except as otherwise provided in this Agreement, all royalty and other payments due hereunder shall be paid quarterly within [***] days after the end of each calendar quarter. Each such payment shall be accompanied by a statement, Licensed Product-by-Licensed Product and country-by-country, of the amount of Net Sales during such quarter and the amount of royalties due on such Net Sales.

     (b) OXiGENE shall make all payments required under this Agreement as directed by BMS from time to time, in U.S. Dollars. All royalties due hereunder shall first be determined in the currency of the country in which the Licensed Products in question were sold and then converted into equivalent U.S. funds. The exchange rate for such conversion shall be that rate quoted in The Wall Street Journal on the last business day of the applicable reporting period.

     (c) OXiGENE, its Affiliates and its sublicensees shall keep complete and accurate records pertaining to the sale of Licensed Products and covering all transactions from which Net Sales are derived for a period of [*****] after the year in which such sales occurred, and in sufficient detail to permit BMS to confirm the accuracy of royalty payments due hereunder.

     (d) At the request and expense (except as provided below) of BMS, OXiGENE, its Affiliates and its sublicensees shall permit an independent, certified public accountant appointed by BMS and reasonably acceptable to OXiGENE, at reasonable times and upon reasonable notice, to examine those records and all other material documents relating to or relevant to Net Sales in the possession or control of OXiGENE, its Affiliates or its sublicensees, for a period of three years after such royalties have accrued. The results of any such examination shall be made available to both parties. If, as a result of any inspection of the books and records of OXiGENE, its Affiliates or its sublicensees, it is shown that OXiGENE's royalty payments under this Agreement were less than the amount which should have been paid, then OXiGENE shall make all payments required to eliminate any discrepancy revealed by said inspection within [***] days after BMS' demand therefor. Furthermore, if the aggregate royalty payments OXiGENE made were less than [*****] of the amount which should have been paid during the period in question, OXiGENE shall also reimburse BMS for the reasonable out-of-pocket cost of such inspection and shall pay interest on the deficiency pursuant to Section 3.8(g).

     (e) In the event that OXiGENE is required to withhold any tax to the tax or revenue authorities in any country in connection with any payment to BMS due to the laws of such country, such amount shall be deducted from the royalty or other payment to be made by OXiGENE, and OXiGENE shall notify BMS and promptly furnish BMS with copies of any tax certificate or other documentation evidencing such withholding. Each party agrees to cooperate with the other party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.

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

     (f) If at any time legal restrictions prevent OXiGENE's prompt remittance of part or all of the royalties due with respect to any country where a Licensed Product is sold, OXiGENE shall convert the amount owed to BMS into U.S. funds and shall pay BMS directly from OXiGENE's U.S. source of funds for the amount impounded. OXiGENE shall then pay all future royalties due to BMS from OXiGENE's U.S. source of funds so long as the legal restrictions of this Section 3.8(f) still apply.

     (g) In the event that any payment OXiGENE is required to make hereunder is not made within [********] after such payment was originally due, OXiGENE shall pay interest on the past due amount as follows at the rate of [*****] per annum, until payment in full is made.

     3.9 Intellectual Property Matters; Prosecution of Licensed Patents.

     (a) From and after the Effective Date OXiGENE shall have sole responsibility for preparing, filing, prosecuting, maintaining and enforcing all Licensed Patents, at its sole cost and expense. Following the execution of this Agreement the parties shall make arrangements for the prompt, orderly transfer to OXiGENE of all files, papers and information in BMS' possession and control relating to the Licensed Patents.

     (b) In the event that OXiGENE wishes to abandon the prosecution, maintenance or enforcement of any Valid Claim(s) of any Licensed Patent other than in the ordinary course of agreeing on the language of claims with any patent office, it shall promptly notify BMS of such wish and shall, if so requested by BMS, execute an instrument canceling the license granted to OXiGENE under this Section 3 with respect to such Valid Claim(s) and expressly permitting BMS to continue such prosecution, maintenance and/or enforcement, at BMS' sole cost and expense.

     (c) OXiGENE shall have sole responsibility for defending against, or otherwise disposing of, any claim of, or action for, infringement of any patents owned or licensed by third parties which is threatened, made or brought against either party by reason of OXiGENE's, or its Affiliates' or sublicensees' exploitation of the rights granted to OXiGENE under this Agreement or by reason of the manufacture, use or sale of any Licensed Products; provided, however, that OXiGENE shall not have any such responsibility with respect to any claim or action to the extent it arises from BMS' exploitation of any of its interests in the Licensed Patents prior to or after the Effective Date.

     (d) At OXiGENE's request, BMS shall provide reasonable assistance to OXiGENE in the activities set forth in Sections 3.9(a), 3.9(c) and 3.10(a), including by providing access to personnel and records of BMS pertaining to the Licensed Patents, provided that the rendering of such assistance does not unreasonably interfere with the conduct of BMS' business in the ordinary course.

     3.10 Patent Enforcement.

     (a) OXiGENE shall have the right, but not the duty, to institute patent infringement actions against third parties with respect to any alleged infringement of the Licensed Patents. BMS shall execute all reasonable, necessary and proper documents and take such reasonable actions (other than

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allowing itself to be named as a party in any litigation or alternative  dispute resolution proceeding, and provided that the taking of such actions does not require BMS to expend more than incidental sums of money and does not unreasonably interfere with the conduct of BMS' business in the ordinary course) as shall be appropriate to allow OXiGENE to institute and prosecute infringement actions under this Section 3.10.

     (b) The costs and expenses of bringing and maintaining any infringement action under Section 3.10(a) shall be borne solely by OXiGENE. To the extent BMS agrees to take any action pursuant to Section 3.10(a) that requires BMS to expend more than incidental sums of money, OXiGENE shall reimburse BMS therefor, promptly after receiving an invoice(s) from BMS.

     (c) Any award or compensation (including the fair market value of any non-monetary compensation) paid by third parties as a result of any infringement action brought by OXiGENE under Section 3.10(a) (whether by way of settlement or otherwise) shall be allocated first to reimbursement of OXiGENE for all expenses incurred by it in connection with such action. Any remaining award or compensation shall be allocated to OXiGENE; provided, however, that to the extent any such award or compensation (including the fair market value of non-monetary compensation) shall relate to the sale of any compounds or products that infringe upon any Licensed Patent (and/or to lost revenue or profits with respect to any Licensed Product), then OXiGENE shall pay BMS a royalty thereon in substantial accordance with Section 3.7, the exact amount of such royalty to be calculated in a manner agreed upon by the parties.

     3.11 Indemnification by OXiGENE.

     (a) OXiGENE shall indemnify and hold BMS and its Affiliates and their respective directors, officers, employees and agents, harmless from and against any and all liabilities, damages, losses, costs and expenses (including the reasonable fees of attorneys and other professionals and other reasonable litigation expenses) arising out of or resulting from:

          (i) the negligence, recklessness or intentional misconduct of OXiGENE, its Affiliates or its sublicensees and their respective directors, officers, employees and agents, in connection with OXiGENE's exercise of any of its rights hereunder;

          (ii) any  and  all  product   liability   claims  resulting  from  the
               development and/or commercialization of any Licensed Product by OXiGENE, its Affiliates or its sublicensees; or

          (iii)any warranty claims, Licensed Product recalls or any tort claims of personal injury (including death) or property damage relating to or arising out of the manufacture, use, distribution or sale of any Licensed Product by OXiGENE, its Affiliates or its sublicensees due to any negligence, recklessness or intentional misconduct by, or strict liability of, OXiGENE, its Affiliates or its sublicensees, and their respective directors, officers, employees and agents, except, in each case, to the comparative extent such claim arose out of or resulted from the negligence, recklessness or intentional misconduct of BMS or its Affiliates and their respective directors, officers, employees and agents.

For the avoidance of doubt, it is acknowledged that (a) except as may be otherwise provided in the License Agreement, OXiGENE shall have no obligation to indemnify BMS for any claims resulting from, arising out of or relating to the conduct of any clinical trial by BMS; and (b) BMS' obligation to indemnify OXiGENE for any such claim under Section 14.1 of the License Agreement shall continue in effect.

     (b) In the event that any person entitled thereto (an "indemnitee") is seeking indemnification under Section 3.11(a), such indemnitee shall inform OXiGENE of a claim as soon as reasonably practicable after the indemnitee receives notice of the claim, shall permit OXiGENE to assume direction and control of the defense of the claim (including the sole right to settle it at the sole discretion of OXiGENE, provided that such settlement does not impose any material obligation on the indemnitee or BMS) and shall cooperate as requested (at the expense of OXiGENE) in the defense of the claim (including, without limitation, granting OXiGENE limited access to pertinent records and making persons under such indemnitee's control available for interview and testimony).

     (c) As the parties intend complete indemnification, all costs and expenses incurred by any indemnitee to enforce this Section 3.11 shall be reimbursed by OXiGENE.

     3.12 Term; Termination.

     (a) The term of the Licenses shall commence as of the Effective Date and, unless sooner terminated as provided hereunder, shall expire as follows:

               (i) As to each Licensed Product in each country, the Licenses shall expire upon the expiration of the last of the Valid Claims of the Licensed Patents to expire with respect to such Licensed Product in such country.

               (ii) The  Licenses  shall  expire  in  their  entirety  upon  the termination of the all Valid Claims of all Licensed Patents with respect to all Licensed Products in all countries.

     (b) Following the expiration of the Licenses with respect to a Licensed Product in a country pursuant to Section 3.12(a)(i), OXiGENE shall have the royalty-free, perpetual right to continue to make, have made, use, sell, offer for sale, have sold and export such Licensed Product in such country. Following the expiration of all Licenses in their entirety pursuant to Section 3.12(a)(ii), OXiGENE shall have the royalty-free, perpetual right to continue to make, have made, use, sell, offer for sale, have sold and export all Licensed Products in all countries.

     (c) Each party shall have the right to terminate the Licenses, upon notice to the other party, in the event that such other party materially defaults with respect to any of its material obligations under this Agreement and does not cure such default within [********] after the receipt of a notice from the non-breaching party specifying the nature of, and requiring the remedy of, such default (or, if such default cannot be cured within such [*********] period, if the breaching party does not commence and diligently continue actions to cure same during such [********] period). Any termination pursuant to this Section 3.12(c) shall be without prejudice to any of the non-breaching party's other rights under this Agreement, and in addition to any other remedies available to it by law or in equity.

     (d) Provided that OXiGENE is not in material breach of any obligation under this Agreement at the time of any termination of the Licenses pursuant to
Section 3.12(c), OXiGENE shall have the right for one year thereafter to dispose of all Licensed Product then in its inventory and to complete manufacture of and dispose of any work-in-progress then being manufactured, as though this Agreement had not terminated. OXiGENE shall pay royalties thereon, in accordance with the provisions of this Agreement, as though this Agreement had not terminated.

     (e) Upon any termination of any of the Licenses, all relevant sublicenses granted by OXiGENE under this Agreement shall terminate simultaneously, subject, nevertheless, to Section 3.12(d).

     (f) Termination, relinquishment or expiration of this Agreement for any reason shall be without prejudice to any rights which shall have accrued to the benefit of either party prior to such termination, relinquishment or expiration. Such termination, relinquishment or expiration shall not relieve either party from obligations which are expressly indicated to survive termination or expiration of this Agreement.

     (g) Termination, relinquishment or expiration of this Agreement shall not terminate a party's obligation to pay all royalties, milestone payments and other monetary obligations that may have accrued hereunder prior to such termination. All of the parties' rights and obligations under Sections 1, 2.3, 2.4(b), 2.5, 3.2(b), 3.4, 3.8, 3.11, 3.12(b), (f) and (g), 4.3, 4.6, 4.12, 4.13
and 4.14 shall survive termination, relinquishment or expiration hereof.

4. MISCELLANEOUS.

     4.1 Definition. For purposes of this Agreement, "Affiliate" have the meaning set forth in the License Agreement.

     4.2 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employment or joint venture relationship between the parties. Neither party shall be entitled to, or shall, incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

     4.3 Guaranty. OXiGENE, Inc. hereby unconditionally guaranties the performance of all obligations of OXiGENE Europe AB under this Agreement. In the event of a breach by OXiGENE Europe AB in the observance of the terms of this Agreement, BMS shall be entitled to proceed against either OXiGENE Europe AB or directly against OXiGENE, Inc., as BMS may determine in its sole discretion, to enforce this Agreement.

     4.4 Assignment.

     (a) Each party shall be entitled to assign this Agreement to any of its Affiliates upon 60 days' prior written notice to the other party; provided, however, that in the event of any such assignment, the assigning party shall remain jointly and severally liable with respect to all of its obligations hereunder, and in the event of any default relating to any such obligations, the other party shall be entitled to proceed against either such Affiliate or directly against the assigning party, as such other party may determine in its sole discretion, to enforce this Agreement.

     (b) Except as provided in Section 4.4(a), neither party shall be entitled to assign its rights hereunder without the express written consent of the other party, except that each party may assign this Agreement to any assignee of all or substantially all of such party's business (or that portion thereof to which this Agreement relates) or in the event of such party's merger, consolidation or similar transaction.

     (c) No assignment contemplated by this Section 4.4 shall be valid or effective unless and until the assignee/transferee shall agree in writing to be bound by the provisions of this Agreement.

     4.5 Further Actions. Each party shall execute, acknowledge and deliver such further instruments, and take all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     4.6 Notice. Any notice or request required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered or sent by certified mail (return receipt requested), facsimile transmission (receipt verified), or overnight express courier service (signature required), prepaid, to the party for which such notice is intended, at the address set forth for such party below:

                    (i) In the case of BMS, to:

                        Bristol-Myers Squibb Company
                        P.O. Box 4000
                        Route 206 & Province Line Road
                        Princeton, New Jersey 08543-4000
                        USA
                        Attention:  Vice President & Senior Counsel,
                        Pharmaceutical Research Institute and
                        Worldwide Business Development
                        Facsimile No.: 609-252-4232

                    (ii)In the case of OXiGENE, to:

                        OXiGENE Europe AB
                        c/o OXiGENE, Inc.
                        321 Arsenal Street
                        Watertown, Massachusetts 02472
                        Attention:  President
                        Facsimile No.: 617-924-9229

or to such other address for such party as it shall have specified by like notice to the other party, provided that notices of a change of address shall be effective only upon actual receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was deposited with such service. If sent by certified mail, the date of delivery shall be deemed to be the fifth business day after such notice or request was deposited with the postal service in the country of mailing.

     4.7 Use of Name. Except as otherwise provided herein, neither party shall have any right, express or implied, to use in any manner the name or other designation of the other party or any other trade name or trademark of the other party for any purpose in connection with the performance of this Agreement.

     4.8 Waiver. A waiver by either party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party.

     4.9 Compliance with Law. Nothing in this Agreement shall be deemed to permit a party to export, re-export or otherwise transfer any Licensed Product sold under this Agreement without compliance with applicable laws.

     4.10 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     4.11 Amendment. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each party.

     4.12 Governing Law; English Original; Jurisdiction.

     (a) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to its choice of law principles; provided, however, that any arbitration proceeding conducted pursuant to Section 4.13 shall be governed by the Convention on the Recognition and Enforcement of Foreign Arbitral Awards of June 10, 1958. The English original of this Agreement shall prevail over any translation hereof.

     (b) Without  prejudice to the rights and  obligations  of the parties under
Section 4.13, each party hereby consents to the in personam jurisdiction of any state or federal court sitting in the State of New York with respect to any matter arising in connection with this Agreement and further consents to the service of any process, notice of motion or other application to any such court or a judge thereof outside the State of New York by registered or certified mail or personal service, provided that reasonable time is allowed for appearance. Each party hereby waives, to the greatest extent it may do so, any defense it may have on the grounds of inconvenient forum with respect to any action or proceeding maintained in any state or federal court in New York.

     (c) For purposes of consistency, Section 17.15 of the License Agreement is hereby amended to replace all references therein to "New Jersey" with the words "New York."

     4.13 Arbitration.

     (a) Any dispute arising out of or relating to any provisions of this Agreement shall be finally settled by arbitration to be held in New York, New York, under the auspices and then current commercial arbitration rules of the American Arbitration Association (the "AAA"). Such arbitration shall be conducted by three arbitrators. Within 30 days after the commencement of any arbitration, each party shall appoint one arbitrator, and these two arbitrators shall jointly appoint the third arbitrator, who shall have significant experience in pharmaceutical drug development and commercialization; provided, however, that if the two arbitrators appointed by the parties are unable to agree upon the third arbitrator within 30 days after their appointment, then the third arbitrator shall be appointed by the AAA. The parties shall instruct such arbitrators to render a determination of any such dispute within four months after their appointment. All arbitration proceedings shall be conducted in English. Judgment upon any award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be.

     (b) Section 4.13(a) shall not prohibit a party from seeking injunctive relief from a court of competent jurisdiction in the event of a breach or prospective breach of this Agreement by the other party which would cause irreparable harm to the first party.

     (c) For purposes of consistency,  Section 17.16(a) of the License Agreement
is  hereby   amended  to  replace  the  reference   therein  to   "Philadelphia,
Pennsylvania" with the words "New York, New York."

     4.14 No Consequential Damages. IN NO EVENT SHALL EITHER PARTY OR ANY OF ITS RESPECTIVE AFFILIATES OR SUBLICENSEES BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES OR SUBLICENSEES FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS OR REVENUE, OR CLAIMS OF CUSTOMERS OF ANY OF THEM OR OTHER THIRD PARTIES FOR SUCH OR OTHER DAMAGES.

     4.15 Entire Agreement. Except as set forth in Section 1.3 hereof, this Agreement (together with the Exhibits hereto) sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions and negotiations between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the Effective Date in writing and signed by a proper and duly authorized officer or representative of the party to be bound thereby. 4.16 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors and assigns.

     4.17 Descriptive Headings. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

     4.18 Counterparts. This Agreement may be executed simultaneously in two counterparts, any one of which need not contain the signature of more than one party, but both such counterparts taken together shall constitute one and the same agreement.

     4.19 Events of Force Majeure. Neither party shall be held liable or responsible to the other party nor be deemed to be in default under or in breach of any provision of this Agreement for failure or delay in fulfilling or performing any obligation under this Agreement when such failure or delay is due to force majeure, and without the fault or negligence of the party so failing or delaying. For purposes of this Agreement, force majeure shall be defined as causes beyond the control of the party, including, without limitation, acts of God; acts, regulations, or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In such event OXiGENE or BMS, as the case may be, shall immediately notify the other party of such inability and of the period for which such inability is expected to continue. The party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is so disabled and for 30 days thereafter. To the extent possible, each party shall use reasonable efforts to minimize the duration of any force majeure.

                                    * * *

     IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized officer as of the Effective Date.

                                          OXIGENE EUROPE AB


                                          By:/s/ Frederick W. Driscoll
                                          ----------------------------
                                          Name:  Frederick W. Driscoll
                                          ----------------------------
                                          Title: President
                                          ----------------


                                          BRISTOL-MYERS SQUIBB COMPANY


                                          By:/s/ Elliott Sigal
                                          --------------------
                                          Name:  Elliott Sigal
                                          --------------------
                                          Title: Senior Vice President
                                          ----------------------------


                                          ACCEPTED  AND AGREED TO WITH RESPECT
                                          TO SECTION 4.3:

                                          OXIGENE, INC.

                                          By:/s/ Frederick W. Driscoll
                                          ----------------------------
                                          Name:  Frederick W. Driscoll
                                          ----------------------------
                                          Title: President
                                          ----------------

                                    EXHIBIT A

       [*************************************************************]

                                                          Quantity
            Item                                         To Be Sold
        -------------------------------------------------------------
        A.  API & Related Compounds
        -------------------------------------------------------------
        [**************************]                       [****]
        -------------------------------------------------------------
        [******]                                           [****]
        -------------------------------------------------------------
        [**********************************]               [****]
        -------------------------------------------------------------
        [**********************]                           [****]
        -------------------------------------------------------------
        [**********************]                           [****]
        -------------------------------------------------------------
        [**********************************]               [****]
        -------------------------------------------------------------
        B.  Drug Product
        -------------------------------------------------------------
        [**********************]                           [****]
        -------------------------------------------------------------
        [**********************]                           [****]
        -------------------------------------------------------------

                                    EXHIBIT B

        [*********************************************************]

[***************************]
Reports:
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]

Data:
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]

Other Documents:
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]


[***************************]

o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]
o     [*********************************************************]

                                    EXHIBIT C

                                LICENSED PATENTS

(1)   [************************************************]

(2)   [************************************************]

(3)   [************************************************]